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                                                                Exhibit 10.15.1

                             SIMMONS HOLDINGS, INC.
                               AMENDMENT NO. 1 TO
                             1999 STOCK OPTION PLAN

         Pursuant to Section 8 of the Simmons Holdings, Inc. 1999 Stock Option Plan (the "Plan"), the Plan is hereby amended as follows:

         1. Section 5(a) of the Plan is hereby amended and restated in its entirety to read as follows:

                  "(a) Number of Shares. Subject to adjustment as provided in
         Section 5(c), the aggregate number of Shares that may be delivered upon the exercise of awards granted under the Plan (the "Option Shares") shall be 4,456,000, which Option Shares may be designated "Regular Option Shares" or "Superincentive Option Shares". If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Shares, the number of Shares as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a)."

         IN WITNESS WHEREOF, Simmons Holdings, Inc. has caused this instrument of amendment to be executed by its duly authorized officer as of the 22nd day of March, 2000.

                                        SIMMONS HOLDINGS, INC.



                                        By  /s/ Charles R. Eitel
                                            -----------------------------
                                                Charles R. Eitel
                                            Chairman and Chief Executive Officer